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                                                                   EXHIBIT 10.19

                                 RYERSON TULL
                       DIRECTORS' 1999 STOCK OPTION PLAN
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     1.  Purpose.  Ryerson Tull, Inc. (the "Company") has established the
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Ryerson Tull Directors' 1999 Stock Option Plan (the "Plan") to attract and retain as non-employee directors of the Company persons whose abilities, experience and judgment can contribute to the continued progress of the Company and its subsidiaries and to facilitate the directors' ability to acquire a proprietary interest in the Company.

     2.  Administration.  The authority to manage and control the operation and
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administration of the Plan shall be vested in a the Nominating and Governance
Committee of the Board of Directors of the Company (the "Board") (or such other committee of the Board which the Board may designate) which committee (the "Committee") shall have such authority as delegated to it from time to time by the Board. Subject to the limitations of the Plan and any limitations on authorities imposed on the Committee by the Board, the Committee shall have the sole and complete authority to:

     (a) interpret the Plan and to adopt, amend and rescind administrative guidelines and other rules and regulations relating to the Plan;

     (b) correct any defect or omission and reconcile any inconsistency in the Plan or in any award made hereunder; and

     (c) to make all other determinations and take all other actions necessary or advisable for the implementation and administration of the Plan.

The Committee's determinations on matters within its control shall be conclusive and binding on the Company and all other persons. Notwithstanding the foregoing, no member of the Committee shall act with respect to the administration of the Plan in a manner inconsistent with the exempt status of the Plan under Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended ("Rule 16b-3") as then in effect.

     3.  Participation.  Only Non-Employee Directors shall be eligible to
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participate in the Plan. As of any applicable date, a "Non-Employee Director" is a person who is serving as a director of the Company and who is not an employee of the Company or any affiliate of the Company as of that date.

     4.  Definition of Fair Market Value.  The "Fair Market Value" of a share of
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Common Stock of the Company ("Stock") on any date shall be equal to the average of the high and low prices of a share of Stock reported on the New York Stock Exchange Composite Transactions for the applicable date or, if there are no such reported trades for such date, for the last previous date for which trades were reported.
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     5.  Shares Subject to the Plan.  The shares of Stock which shall be
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available for distribution pursuant to the Plan shall be either authorized and unissued shares or treasury shares (including, in the discretion of the Company, shares purchased in the open market). The aggregate number of shares of Stock which are available for issuance under the Plan shall be 300,000; provided, however, that:

     (a) in the event of any merger, consolidation, reorganization, recapitalization, spinoff, stock dividend, stock split, reverse stock split, rights offering, exchange or other change in the corporate structure or capitalization of the Company affecting the Stock, the number and kind of shares of Stock available for awards under the Plan shall be equitably adjusted in such manner as the Committee shall determine in its sole judgment;

     (b) in determining what adjustment, if any, is appropriate pursuant to paragraph (a), the Committee may rely on the advice of such experts as it deems appropriate, including counsel, investment bankers and the accountants of the Company;

     (c) no fractional shares shall be granted or authorized pursuant to any adjustment pursuant to paragraph (a), although cash payments may be authorized in lieu of fractional shares that may otherwise result from such an equitable adjustment; and

     (d) in the event of the exercise or termination (by reason of forfeiture, expiration, cancellation, surrender or otherwise) of any award under the Plan, that number of shares of Stock that was subject to the award but not delivered shall again be available for awards under the Plan; provided, however, that shares which are surrendered in payment of the Option Price (as defined in subsection 6.3) upon the exercise of an Option (as defined in subsection 6.1) shall not again be available for issuance under the Plan.

     6.   Awards of Options.
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     6.1  Definitions.  The grant of an "Option" under this Section 6 entitles
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the Non-Employee Director to purchase shares of Stock at the Option Price, subject to the terms of this Section 6. Options granted under this Section 6 shall be non-qualified stock options which are not intended to be "incentive stock options" as that term is described in section 422(b) of the Internal Revenue Code of 1986, as amended.

     6.2  Awards of Options.  Each Non-Employee Director shall be awarded
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Options under this Section 6 in accordance with the following:

     (a) As of the date of each regular annual meeting of the Company's stockholders (the "Annual Meeting"), each person who is a Non-Employee Director immediately after such Annual Meeting shall be awarded an Option having a Black-Scholes value equal to $20,000.

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     (b)  Each individual who first becomes a Non-Employee Director after the date of the Annual Meeting shall be awarded, as of date the individual becomes a Non-Employee Director, an Option having a Black-Scholes value equal to $20,000 multiplied by a fraction the denominator of which is 12 and the numerator of which is the number of whole calendar months remaining until the date of the next Annual Meeting; provided, however, that if the individual becomes a Non-Employee Director prior to the 15th day of any calendar month, the month in which he becomes a Non-Employee Director shall be included in the numerator described in this sentence.

For purposes of the Plan, the Black-Scholes value shall be determined in the sole discretion of the Board.

     6.3  Option Price.  The price at which shares of Stock may be purchased
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upon the exercise of an Option (the "Option Price") shall be equal to the greater of (a) the Fair Market Value of a share of Stock as of the date on which the Option is granted, or (b) the par value of a share of Stock on such date.

     6.4  Exercise.  Each Option granted to a Non-Employee Director under this
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Section 6 shall be exercisable in whole or in part at such times as may be determined by the Committee at the time of grant; provided, however, that in no event shall an Option be exercisable prior to the day after the six-month anniversary of the date on which the Option was granted or on or after the ten-year anniversary of the date of grant. The full Option Price of each share of Stock purchased upon the exercise of any Option shall be paid at the time of such exercise and, as soon as practicable thereafter, a certificate representing the shares so purchased shall be delivered to the person entitled thereto. The Option Price shall be payable in cash or in shares of Stock (valued at Fair Market Value as of the day of exercise), cashless exercise as permitted under regulations promulgated by the Board of Governors of the Federal Reserve System (subject to any applicable restrictions necessary to comply with rules adopted by the Security and Exchange Commission), or in any combination thereof.

     7.   Miscellaneous.
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     7.1  Effective Date.  The Plan shall be effective upon the approval of the
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Plan by the Board.

     7.2  Transferability.  Except as otherwise provided by the Committee,
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awards under the Plan are not transferable except as designated by a
Non-Employee Director by will or by the laws of descent and distribution. To the extent that the Non-Employee Director who receives an award under the Plan has the right to exercise such award, the award may be exercised during the lifetime of the Non-Employee Director only by the Non-Employee Director.

     7.3  Notices.  Any notice or document required to be filed with the
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Committee under the Plan will be properly filed if delivered or mailed by registered mail, postage prepaid, to the Committee, in care of the Company, at its principal executive offices. The Committee may, by

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advance written notice to affected persons, revise such notice procedure from time to time. Any notice required under the Plan may be waived by the person entitled to notice.

     7.4  Agreement With the Company.  At the time of an award to a
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Non-Employee Director under the Plan, the Committee may require a Non-Employee
Director to enter into an agreement with the Company in a form specified by the Committee, agreeing to the terms and conditions of the Plan and to such additional terms and conditions, not inconsistent with the Plan, as the Committee may, in its sole discretion, prescribe.

     7.5  Director and Shareholder Status.  The Plan will not give any person
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the right to continue as a director of the Company, or any right or claim to any benefits under the Plan unless such right or claim to any benefits has specifically accrued under the terms of the Plan. Participation in the Plan and any right to benefits under the Plan shall not create any rights in a director (or any other person) as a stockholder of the Company until shares of Stock are registered in the name of the director (or such other person).

     7.6  Evidence.  Evidence required of anyone under the Plan may be by
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certificate, affidavit, document or other information which the person acting on it considers pertinent and reliable, and signed, made or presented by the proper party or parties.

     7.7  Gender and Number.  Where the context admits, words in one gender
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shall include the other gender, words in the singular shall include the plural and the plural shall include the singular.

      7.8 Nonassignment.  Neither a Non-Employee Director's nor any other
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person's rights to awards under the Plan are subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance, attachment or garnishment by creditors of the Non-Employee Director (or such other person).

     8.   Amendment and Termination.  While the Company expects and intends to
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continue the Plan, the Board reserves the right to, at any time and in any way, amend, suspend or terminate the Plan; provided, however, that no amendment, suspension or termination shall:

     (a) be made without stockholder approval to the extent such approval is required by law, agreement or the rules of any exchange or automated quotation system upon which the Stock is listed or quoted;

     (b) materially alter or impair the rights of a Non-Employee Director under the Plan without the consent of the Non-Employee Director with respect to rights already accrued hereunder; or

     (c) make any change that would disqualify the Plan, any award under the plan, any transaction with respect to any award under the Plan or any other plan of the Company intended to be so qualified from the exemption provided by Rule 16b-3.

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